                                                                  EXHIBIT (a)(2)

                             Letter of Transmittal

                        To Tender Shares of Common Stock
                                       of

                                 Odwalla, Inc.

         Pursuant to the Offer to Purchase, dated November 6, 2001, by

                             TCCC Acquisition Corp.
                          a wholly owned subsidiary of

                             The Coca-Cola Company

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
               SAN FRANCISCO TIME, ON THURSDAY, DECEMBER 6, 2001
                         UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                         EQUISERVE TRUST COMPANY, N.A.

            BY MAIL:                           BY HAND:                     BY OVERNIGHT COURIER:
  EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.      EquiServe Trust Company, N.A.
         P.O. Box 43034               c/o Securities Transfer and            40 Campanelli Drive
    Providence, RI 02940-3034           Reporting Services Inc.              Braintree, MA 02184
                                    100 William Street -- Galleria
                                          New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                               SHARES TENDERED
                 (PLEASE FILL IN, IF BLANK)                              (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF
                                                                    SHARE                SHARES              NUMBER OF
                                                                 CERTIFICATE         REPRESENTED BY           SHARES
                                                                 NUMBER(S)*         CERTIFICATE(S)*         TENDERED**
                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------

                                                             ---------------------------------------------------------
                                                                TOTAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                         * Need not be completed by shareholders tendering by book entry transfer.
    ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
                                      Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be completed by shareholders of Odwalla, Inc., a California corporation ("Odwalla"), if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase dated November 6, 2001 (the "Offer to Purchase")) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by EquiServe Trust Company, N.A. (the "Depositary"), at The Depositary Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Shareholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Name of Book-Entry Transfer Facility
    ----------------------------------------------------------------------------

    Account No.
    ----------------------------------------------------------------------------

    Transaction Code No.
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

    Name(s) of Tendering Shareholder(s)
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
           ---------------------------------------------------------------------

    Window Ticket Number (if any)
    ----------------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
      --------------------------------------------------------------------------

     If Delivery is by Book-Entry Transfer:

    Name of Tendering Institution
    ----------------------------------------------------------------------------

    Name of Book-Entry Transfer Facility
    ----------------------------------------------------------------------------

    Account No.
    ----------------------------------------------------------------------------

    Transaction Code No.
    ----------------------------------------------------------------------------

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to TCCC Acquisition Corp. (the "Offeror"), a California corporation and wholly owned subsidiary of The Coca-Cola Company, a Delaware corporation ("TCCC"), the above-described shares of common stock, no par value per share (the "Shares"), of Odwalla, Inc., a California corporation ("Odwalla"), pursuant to the Offeror's offer to purchase all of the outstanding Shares at a purchase price of $15.25 per Share, net to the seller in cash, less any required withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of October 29, 2001 (the "Merger Agreement"), among TCCC, the Offeror and Odwalla.

     Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of the Offeror all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Offeror, (b) present such Shares (and all such other Shares or securities) for transfer on the books of Odwalla and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints each designee of the Offeror as the agent, attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by the Offeror prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) at any meeting of shareholders of Odwalla (whether annual or special and whether or not an adjourned meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable, is coupled with an interest in the Shares and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent powers of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective). The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Offeror or its designee must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or other securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares accepted for payment, and return any Shares not tendered or not accepted for payment, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares accepted for payment and return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the under-signed's signature(s). If both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and deliver said check and any certificates to, the person(s) so indicated. Shareholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such shareholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue [ ] check [ ] certificate to:

Name(s)
------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------

------------------------------------------------------
                                                                      (ZIP CODE)

------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

     To be completed ONLY if the check for the purchase price of Shares purchased or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail check and/or certificates to:

Name
----------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------

------------------------------------------------------
                                                                      (ZIP CODE)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed the box labeled "Special Payment Instructions" on the Letter of Transmittal or
(ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Shareholders who cannot deliver their Shares and all other required documents to the Depositary prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary prior to the Expiration Date; and
(c) the certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the Nasdaq National Market ("Nasdaq") is open for business.

     THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY A CONFIRMATION OF A BOOK-ENTRY TRANSFER). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. Partial Tenders (not applicable to shareholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this

Letter of Transmittal, as promptly as practicable following the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

     6. Stock Transfer Taxes. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instruction. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. Substitute Form W-9. Under U.S. Federal income tax law, a tendering shareholder that is a United States Person as defined under the U.S. federal income tax law whose Shares are accepted for payment is required to provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to a $50 penalty and to 30.5% federal income tax backup withholding on the payment of the purchase price for the Shares.

     9. Foreign Holders. Foreign holders must submit a completed IRS Form W-8BEN to avoid 30.5% backup withholding.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

     11. Waiver of Conditions. The conditions of the Offer may be waived by the Offeror (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in the Offeror's sole discretion.

     12. Lost, Destroyed, Mutilated, or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed, mutilated, or stolen, the shareholder should promptly notify ChaseMellon Shareholder Services, L.L.C. at (415) 743-1434. The shareholder will then be instructed as to the steps to be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen certificates have been followed.

                                   IMPORTANT:

     THIS LETTER OF TRANSMITTAL OR A FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a shareholder that is a United States Person as defined under U.S. federal income tax law whose tendered Shares are accepted for payment is required to provide the Depositary with such shareholder's correct TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is such shareholder's Social Security Number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

     Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 30.5% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

     The shareholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            SIGNATURE(S) OF OWNER(S)

Name(s)
--------------------------------------------------------------------------------

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number
-----------------------------------------------------------------------

Tax Identification or Social Security Number
-----------------------------------------------------------------------
                                            (SEE SUBSTITUTE FORM W-9)

Dated
--------------------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorneys-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s)
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------
Name of Firm
--------------------------------------------------------------------------------
Address
--------------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)
Area Code and Telephone Number
--------------------------------------------------------------------------------
Dated
--------------------------------------------------------------------------------

                  PAYER'S NAME: EQUISERVE TRUST COMPANY, N.A.

----------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                            PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT  --------------------------------------
                                       RIGHT AND CERTIFY BY SIGNING AND DATING        TIN
 FORM W-9                              BELOW.                                         --------------------------------------
                                      ----------------------------------------------  Social Security Number
 DEPARTMENT OF THE TREASURY,           PART 2--For Payees exempt from backup          OR
 INTERNAL REVENUE SERVICE              withholding, see the enclosed Guidelines for   --------------------------------------
                                       Certification of Taxpayer Identification       Employer Identification Number
 SERVICE PAYER'S REQUEST               Number on Substitute Form W-9 and complete as
 FOR TAXPAYER IDENTIFICATION           instructed therein.
 NUMBER ("TIN") AND
 CERTIFICATION                         Certification--Under Penalties of Perjury, I
                                       certify that:
                                       (1) The number shown on this form is my
                                       correct TIN (or I am waiting for a number to
                                           be issued to me);
                                       (2) I am not subject to backup withholding
                                       because (a) I am exempt from backup
                                           withholding or (b) I have not been
                                           notified by the Internal Revenue Service
                                           ("IRS") that I am subject to backup with-
                                           holding as a result of failure to report
                                           all interest or dividends, or (c) the IRS
                                           has notified me that I am no longer
                                           subject to backup withholding; and
                                       (3) I am a U.S. Person (including a U.S.
                                       resident alien).
                                      --------------------------------------------------------------------------------------
                                       CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)
                                      --------------------------------------------------------------------------------------

                                       SIGNATURE -------------------------------------------- DATE----------------------
----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 30.5% of all payments pursuant to the Offer made to me thereafter will be withheld but will be refunded to me if I provide a certified TIN within 60 days.


-----------------------------------------------------    ---------------------------------------------------
                      Signature                                                 Date

           THIS SECTION TO BE COMPLETED BY NON-UNITED STATES HOLDERS

Form W-8BEN               CERTIFICATE OF FOREIGN STATUS OF BENEFICIAL
                          OWNER FOR UNITED STATES TAX WITHHOLDING
(Rev. December 2000)      - SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE. - SEE  OMB No. 1545-1621
                          SEPARATE INSTRUCTIONS.
Department of the         - GIVE THIS FORM TO THE WITHHOLDING AGENT OR PAYER. DO NOT
Treasury                  SEND TO THE IRS.
Internal Revenue Service
----------------------------------------------------------------------------------------------------------------

DO NOT USE THIS FORM FOR:                                     INSTEAD, USE FORM:
- A U.S. citizen or other U.S. person, including a resident alien individual ............................................................... W-9
- A person claiming an exemption from U.S. withholding on income effectively connected with the conduct of a trade or business in the United
  States ................................................................ W-8ECI
- A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions) ................................ W-8ECI or W-8IMY
- A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or
  1443(b) (see instructions) .................................. W-8ECI or W-8EXP
NOTE: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
- A person acting as an intermediary .................................... W-8IMY

NOTE:  See instructions for additional exceptions.
--------------------------------------------------------------------------------
 PART I   IDENTIFICATION OF BENEFICIAL OWNER (See instructions.)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 1 Name of individual or organization that is the beneficial    2 Country of incorporation or organization
   owner

-------------------------------------------------------------------------------------------------------------------

 3   Type of beneficial owner:   [ ] Individual     [ ] Corporation   [ ] Disregarded     [ ] Partnership      [ ] Simple trust
     [ ] Grantor trust           [ ] Complex trust  [ ] Estate            entity          [ ] International
     [ ] Central bank of issue   [ ] Tax-exempt     [ ] Private       [ ] Government          organization
                                     organization       foundation

----------------------------------------------------------------------------------------------------------------
 4 Permanent residence address (street, apt. or suite no., or rural route). DO NOT USE A P.O. BOX OR IN-CARE-OF
   ADDRESS.

----------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code     Country (do not abbreviate)
   where appropriate.

----------------------------------------------------------------------------------------------------------------
 5 Mailing address (if different from above)

----------------------------------------------------------------------------------------------------------------
   City or town, state or province.  Include postal code     Country (do not abbreviate)
   where appropriate.

----------------------------------------------------------------------------------------------------------------
 6 U.S. taxpayer identification number, if required (see     7 Foreign tax identifying number, if any (optional)
   instructions)
   [ ] SSN or ITIN  [ ] EIN
----------------------------------------------------------------------------------------------------------------
 8 Reference number(s) (see instructions)
------------------------------------------------------------

 PART II CLAIM OF TAX TREATY BENEFITS (if applicable)
--------------------------------------------------------------------------------

9 I CERTIFY THAT (CHECK ALL THAT APPLY):
  a  [ ]  The beneficial owner is a resident of ... within the meaning of the income tax treaty between the United States and that country.
  b  [ ]  If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
  c  [ ]  The beneficial owner is not an individual, derives the item
          (or items) of income for which the treaty benefits are
          claimed, and, if applicable, meets the requirements of the treaty provision dealing with limitation on benefits (see
          instructions).
  d  [ ]  The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign
          corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status
          (see instructions).
  e  [ ]  The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or
          707(b), and will file Form 8833 if the amount subject to
          withholding received during a calendar year exceeds, in the aggregate, $500,000.
10 SPECIAL RATES AND CONDITIONS (if applicable -- see instructions):
   The beneficial owner is claiming the provisions of Article  . of the treaty identified on line 9a above to claim a .........% rate of withholding on (specify type of income):  ......................
   Explain the reasons the beneficial owner meets the terms of the treaty article: ...................................................
----------------------------------------------------------------------

 PART III NOTIONAL PRINCIPAL CONTRACTS
--------------------------------------------------------------------------------


 11  [ ]  I have provided or will provide a statement that identifies those notional principal contracts from which the income is
          NOT effectively connected with the conduct of a trade or
          business in the United States. I agree to update this
          statement as required.
----------------------------------------------------------------------

 PART IV  CERTIFICATION
--------------------------------------------------------------------------------

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:

- I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
- The beneficial owner is not a U.S. person,
- The income to which this form relates is not effectively connected with the conduct of a trade or business in the United States or is effectively connected but is not subject to tax under an income tax treaty, AND
- For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.
  Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here X  -----------------------------------------------------------------------------------------------

                Signature of beneficial owner (or individual     Date (MM-DD-YYYY)  Capacity in which acting
                  authorized to sign for beneficial owner)

--------------------------------------------------------------------------------
FOR PAPERWORK REDUCTION ACT NOTICE, SEE SEPARATE INSTRUCTIONS.          Cat. No.
25047Z                                                FORM W-8BEN (Rev. 12-2000)

Facsimile copies of the Letter of Transmittal, properly completed and duly executed, will be accepted. The Letter of Transmittal and certificates for Shares and any other required documents should be sent or delivered by each shareholder of Odwalla or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of the addresses set forth below:

                        THE DEPOSITARY FOR THE OFFER IS:

                         EQUISERVE TRUST COMPANY, N.A.

           BY MAIL:                        BY HAND:                  BY OVERNIGHT COURIER:
        P.O. Box 43034            c/o Securities Transfer and         40 Campanelli Drive
   Providence, RI 02940-3034       Reporting Services, Inc.           Braintree, MA 02184
                                 100 William Street--Galleria
                                      New York, NY 10038

     CONFIRM BY TELEPHONE:                 BY EMAIL:                       INTERNET:
   Toll Free (781) 575-4816       fctc_cocacola@equiserve.com          www.equiserve.com

Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                       (Innisfree M&A Incorporated LOGO)

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                  Banks and Brokers Call Collect: 212-750-5833
                   All Others Call Toll-Free: 1-888-750-5834

                      THE DEALER MANAGER FOR THE OFFER IS:

                                 MORGAN STANLEY

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                  212-761-3539